                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

  [X] Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
  [ ] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           INTERNET LAW LIBRARY, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)    Title of each class of securities to which transaction applies:
         2)    Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
         4)    Proposed maximum aggregate value of transaction:
         5)    Total fee paid:
    [ ] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
         1)    Amount previously paid:
         2)    Form, Schedule or Registration Statement No.:
         3)    Filing Party:
         4)    Date Filed:

                           INTERNET LAW LIBRARY, INC.
                               4301 WINDFERN ROAD
                                    SUITE 200
                              HOUSTON, TEXAS 77041

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:  February 28, 2000
TIME:  10:00 a.m., central time
PLACE: Internet Law Library, Inc.
       4301 Windfern Road, Suite 200
       Houston, Texas

MATTERS TO BE VOTED ON:

         1. Election of three class I directors to hold office for three years;

         2. Approval and adoption of our amended and restated certificate of incorporation;

         3. Approval of an amendment to our stock option plan to increase by 2,700,000 the number of shares of our common stock authorized for issuance under the plan;

         4. Ratification of the appointment of Harper & Pearson Company as our independent auditors for our fiscal year ended December 31, 1999; and

         5. Any other business that may properly come before the meeting and any adjournment of the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF DIRECTORS, THE APPROVAL AND ADOPTION OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, THE AMENDMENT TO OUR STOCK OPTION PLAN, AND THE APPOINTMENT OF HARPER & PEARSON COMPANY.

         Stockholders who are holders of record at the close of business on January 24, 2000 will be entitled to vote at the annual meeting.

      Please read the attached proxy statement and the voting instructions on the proxy card and then vote by completing, signing and dating the proxy card and returning it in the enclosed postage prepaid envelope or by facsimile to
(713) 462-7519. If you attend the annual meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please contact Robert Sarlay at (281) 600-6000 if you have any questions.


                                      By Order of the Board of Directors,


                                      Carol A. Wilson
                                      Secretary

Houston, Texas
January 27, 2000


                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
THE ANNUAL MEETING......................................................................................      1
BACKGROUND OF INTERNET LAW LIBRARY......................................................................      3
BOARD OF DIRECTORS......................................................................................      3
        Election of Directors.............................................................................    3
        Directors Whose Terms of Office Continue..........................................................    5
        Board Meetings....................................................................................    6
        Committees of the Board of Directors..............................................................    6
        Board Compensation................................................................................    6
EXECUTIVE OFFICERS......................................................................................      7
        Other Significant Employees.......................................................................    8
        Family Relationships..............................................................................    9
EXECUTIVE COMPENSATION..................................................................................      9
REPORT ON EXECUTIVE COMPENSATION........................................................................      11
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.............................................      12
STOCK PERFORMANCE GRAPH.................................................................................      12
STOCK OWNERSHIP.........................................................................................      13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................................................      13
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...............................................................      14
APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE
          OF INCORPORATION..............................................................................      15
APPROVAL OF AMENDMENT TO OUR STOCK OPTION PLAN..........................................................      21
SELECTION OF INDEPENDENT AUDITORS.......................................................................      21
STOCKHOLDER PROPOSALS...................................................................................      21
ANNUAL REPORT...........................................................................................      21
ANNEX A - Amended and Restated Certificate of Incorporation of Internet Law Library, Inc................      A-1

                               THE ANNUAL MEETING

         The board of directors is soliciting proxies to be used at the annual meeting. This proxy statement is first being sent to stockholders on January 27, 2000.

         The following is important information regarding the annual meeting.

Q:       WHAT MAY I VOTE ON?

A: At the annual meeting, you will be voting on four proposals. Item numbers refer to the numbers on the proxy card.

         Item 1: Election of three class I directors to hold office for three years.

         Item 2: Approval and adoption of our amended and restated certificate of incorporation.

         Item 3: Approval of an amendment to our stock option plan to increase by 2,700,000 the number of shares of our common stock authorized for issuance under the plan.

         Item 4: Ratification of the appointment of Harper & Pearson Company as our independent auditors.

Q:       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: The board of directors recommends that you vote in favor of the election of directors, the approval and adoption of our amended and restated certificate of incorporation, the amendment to our stock option plan, and the appointment of Harper & Pearson Company.

Q:       WHO IS ENTITLED TO VOTE?

A: Stockholders of record on the close of business on January 24, 2000 are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote. On December 31, 1999, we had 24,920,991 shares of common stock outstanding.

Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A: All stockholders of record on the close of business on January 24, 2000 can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership with you to the meeting. A copy of your brokerage account statement or an omnibus proxy, which you can get from your broker, will serve as proof of share ownership.

Q:       HOW DO I VOTE?

A: To cast your vote by mail, please complete, sign, and mail the proxy card in the enclosed postage prepaid envelope or fax it to (713) 462-7519. By voting, you will authorize the persons named on the proxy card, who will be your "proxies," to vote your shares as you instruct. You may vote for all, some, or none of the nominees for director. You may also approve, disapprove, or not vote on the other proposals.

         If you do not instruct your proxies how to cast your votes for directors, your proxies will vote FOR election of all of the nominees for directors. If you "withhold" your vote for any of the nominees, your vote will not be counted in the tabulation of votes cast on that nominee. If you leave Items 2, 3 or 4 blank, your proxies will vote FOR approval of all items that you left blank.

Q:       HOW CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

A: You can change your vote or revoke your proxy at any time before the meeting in any of three ways:

         1.       by sending written notice to our Secretary, Carol A. Wilson;

         2. by sending another proxy that is properly signed and later dated; or

         3.       by voting in person at the meeting.

Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It means you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:       HOW WILL VOTES BE COUNTED?

A: The annual meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding shares of common stock entitled to vote. If you have returned a signed proxy card or attend the meeting in person, then you will be considered part of the quorum, even if you do not vote. Failures to vote, referred to as abstentions, are not counted in the tally of votes for or against a proposal. A withheld vote is the same as an abstention.

         Broker non-votes occur when proxies submitted by brokers, banks or other nominees holding shares in "street" name do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions on how to vote on the proposals. We will treat broker non-votes as shares that are present and entitled to vote for quorum purposes. However, broker non-votes will not be counted as votes cast on a proposal and will have no effect on the result of the vote on that proposal.

Q:       WHO WILL PAY THE COSTS OF OBTAINING THE PROXIES?

         We will pay all of the costs of obtaining proxies on the enclosed form. Some of our directors, officers, and other employees may solicit proxies personally or by telephone, mail or facsimile. They will not be specially compensated for these solicitation activities. We do not expect to pay any fees for proxies. We may, however, pay brokerage firms and other custodians for their reasonable expenses for forwarding proxy materials to the beneficial owners of our common stock.

Q:       HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the annual meeting, other than the proposals described in this proxy statement. If any other matter is presented at the meeting on which a vote may be properly taken, the shares of our common stock represented by proxies will be voted in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

                       BACKGROUND OF INTERNET LAW LIBRARY

         On March 25, 1999, Planet Resources, Inc., our predecessor, entered into an agreement and plan of reorganization with National Law Library, Inc. and the stockholders of National Law Library. Under this agreement, effective as of March 30, 1999, National Law Library and Planet Resources were merged, and each share of National Law Library common stock was exchanged for one share of Planet Resources common stock. In contemplation of this transaction, Planet Resources' stockholders agreed to a one-for-two reverse stock split, which resulted in 2,000,000 shares of its common stock being outstanding immediately prior to the merger. A majority of these shares were owned by A.W. Dugan, our former chairman of the board and president, who may be deemed to have controlled Planet Resources before the merger. Hunter M.A. Carr, our current chairman of the board, president and chief executive officer, owned 15,152,500 shares of National Law Library's common stock, and received an equal number of shares of Planet Resources' common stock in the merger. On July 8, 1999, we changed our name from Planet Resources, Inc. to Internet Law Library, Inc.

         Also under the terms of this agreement, the majority of the members of Planet Resources' board of directors resigned and were replaced by three of National Law Library's designees, Hunter M.A. Carr, Kelley V. Kirker, and Jonathan C. Gilchrist. Mr. Gilchrist resigned as a director on June 15, 1999.

         As a result of this transaction, Mr. Carr may be deemed to have assumed control of us. As of December 31, 1999, Mr. Carr beneficially owned approximately 59.1% of our common stock. In addition, former National Law Library stockholders, including Mr. Carr, currently hold approximately 18 million shares of our common stock and our original stockholders currently hold approximately two million shares of our common stock.

         Except for this transaction, no arrangement or understanding exists between any director or executive officer or any other person under which any director or executive officer was selected as a director or executive officer.

         As a result of the fundamental change in control and in our operations caused by this transaction, much of the information in this proxy statement is for the period beginning with the date of our inception on November 30, 1998 and ending on the last day of our first fiscal period on June 30, 1999. We will refer to this time period in this proxy statement as our "1999 fiscal period."

         In December 1999, our board of directors changed the end of our fiscal year from June 30 to December 31. Accordingly, our future information will be presented using a December 31 fiscal year-end.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

         There are currently seven directors on our board of directors. Our board of directors is divided into three classes with staggered three-year terms. Directors elected at the meeting will hold office for three-year terms. The board has selected the three current class I directors whose terms expire at the annual meeting as nominees for election at the annual meeting.

         The election of the directors requires the affirmative vote of a plurality of the shares of our common stock voted at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED BELOW.

         All nominees have consented to serve as directors. The board has no reason to believe that any of the nominees will be unable to act as director. However, if a director is unable to stand for re-election, the board may either reduce the size of the board of designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

         The nominees are as follows:

HUNTER M.A. CARR
Age:                                51
Director since:                     March 30, 1999
Recent business experience:         Mr. Carr has been our chairman of the board
                                    of directors, president and chief executive officer since March 30, 1999. Mr. Carr is the founder of National Law Library, Inc.
                                    and has served as chairman of the board and president of National Law Library since its founding in November 1998. From April 1994 until July 1999, Mr. Carr served as chairman of the board and chief executive officer of ITIS, Inc., a company in which he is the sole stockholder. In July 1999, Mr. Carr resigned as chief executive officer of ITIS, but continues to serve as its chairman of the board and remains its sole stockholder.

KELLEY V. KIRKER
Age:                                40
Director since:                     March 30, 1999
Recent business experience:         Mr. Kirker served as one of our vice
                                    presidents from June 15, 1999 until July 13,
                                    1999. Mr. Kirker has also served as a
                                    director of National Law Library since July
                                    1, 1999. On October 1, 1999, Mr. Kirker was appointed chief executive officer of ITIS.
                                    Prior to that, since April 1994, Mr. Kirker has served as president and chief operating officer of ITIS. From 1987 until 1994, Mr.
                                    Kirker was employed by MLSI, Inc., a company engaged in litigation support service and owned by Mr. Carr. Prior to 1987, Mr. Kirker was employed for approximately five years by Texaco, Inc. in its computer information service area.

GEORGE A. ROBERTS
Age:                                80
Director since:                     January 1, 2000
Recent business experience:         Dr. Roberts served Teledyne, Inc. in various
                                    positions from 1966 until his retirement in 1993. He began his service as president, became chief executive officer and president in 1986, was elected vice chairman of the board and chief executive officer in 1991, and became chairman of the board in 1991.
                                    Prior to that time, from 1941 until 1966, Dr. Roberts was employed by the Vasco Metals
                                    Corporation, first as research metallurgist, as chief metallurgist in 1945, as vice president-technology in 1953, and was elected president in 1961.

                                    Dr. Roberts is a member of the National
                                    Academy of Engineering, a fellow of The
                                    American Society for Metals, The
                                    Metallurgical Society and The Society of
                                    Manufacturing Engineers. He is also a life trustee of the Carnegie-Mellon University. In 1980, he was awarded the Carnegie-Mellon University Distinguished Achievement Award. In 1984, Dr. Roberts received an award from the National Conference of Christians and Jews for distinguished service in the field of human relations, and he also received the 1984 Americanism Award from the Boy Scouts of America.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

EUGENE A. CERNAN, CAPTAIN, USN (RET.)
Age:                                65
Director since:                     January 1, 2000
Expiration of term:                 2002
Recent business experience:         Mr. Cernan, author of THE LAST MAN ON THE
                                    MOON (St. Martin's Press 1999) brings to
                                    Internet Law Library an unparalleled
                                    background of courage and achievement. Mr.
                                    Cernan spent 20 years as a naval aviator, the last 13 of which were with NASA. He served on three space missions, the last being as Commander of Apollo XVII, and has received numerous decorations and honors for that service. Mr. Cernan has served as chairman of Johnson Engineering Corporation, which provides NASA with systems development for flight crews and crew station design for the Space Shuttle, Spacelab, Space Station,
                                    Lunar Base, and Mars Outpost since 1994.
                                    From 1986 to 1992, Mr. Cernan was the
                                    executive vice president and director of Coral Petroleum, Inc., where he was in charge of corporate development of a worldwide supply and marketing strategy.
                                    From 1986 to 1992, he was executive
                                    consultant for the government systems group of Digital Equipment. He has been selected for enshrinement into the National Aviation
                                    Hall of Fame in July 2000.

                                    Mr. Cernan's many honors range from the Navy
                                    Distinguished Flying Cross to a television
                                    Emmy. His membership in professional
                                    societies includes the Society of
                                    Experimental Test Pilots, the American Space
                                    Institute, and the Golden Eagles. His
                                    directorships include Up with People, the Lone Star Flight Museum, First Bank, and Alaska Aerospace Development Corp.

JOE H. REYNOLDS
Age:                                78
Director since:                     August 1999
Expiration of term:                 2001
Recent business experience:         Mr. Reynolds has served as our general
                                    counsel since July 1999. Since 1996, Mr.
                                    Reynolds has served as of counsel to the Houston, Texas, law firm of Schwartz, Junell, Campbell & Oathout, LLP. From 1992 until 1996, Mr. Reynolds served as of counsel to the Houston office of the law firm of Andrews & Kurth LLP. Mr. Reynolds is an experienced litigator, and is presently representing National Law Library as attorney of record in the matter of LOISLAW.COM INC. V. ITIS, INC., NATIONAL LAW
                                    LIBRARY, INC., AND INTERNET LAW LIBRARY,
                                    INC.

PAUL THAYER
Age:                                80
Director since:                     January 1, 2000
Expiration of term:                 2001
Recent business experience:         Mr. Thayer's background provides a wealth of
                                    experience from which he can draw as a
                                    director. From 1983 to 1984, he served in the Reagan Administration as Deputy
                                    Secretary of Defense and received many
                                    awards for his service. Prior to this time, from 1970 to 1983, Mr. Thayer served as chairman of Ling-Temco-Vought in Dallas,
                                    Texas. Mr. Thayer graduated number one in his Navy Aviation Cadet Class. He later served as a test pilot, combat ace, commercial airline pilot, and he flew around the world in 1993. Mr. Thayer was a U.S.
                                    Navy combat ace in World War II and an
                                    experimental test pilot. He was the first pilot to break the sound barrier in a production Navy fighter. In 1994, he was inducted into the Navy Experimental Test
                                    Pilots Hall of Fame, and he is a past
                                    recipient of the J.H. Doolittle Award and the Kitty Hawk Award. Among his many other honors are the Distinguished Flying Cross, two presidential citations, and the distinguished Horatio Alger Award. Mr.
                                    Thayer's notable
                                    community service includes the Robert M.
                                    Thompson Navy League Award for outstanding civilian leadership, the University of
                                    Kansas Distinguished Service Citation for outstanding achievements and service to mankind, and the Air Force Medal and Decoration for Exceptional Civilian Service.
                                    In addition, Mr. Thayer is a past chairman of the Chamber of Commerce of the United
                                    States and of the National Corporate
                                    Advisory Board of the Vietnam Veterans
                                    Memorial Fund.

JACK I. TOMPKINS
Age:                                53
Director since:                     August 1999
Expiration of term:                 2002
Recent business experience:         Mr. Tompkins has served as chairman of the
                                    board and chief executive officer of iExalt, Inc. since September 1999. From April 1999 until September 1999, Mr. Tompkins was executive vice president and chief financial officer of Crescent Real Estate Equities
                                    Company, a real estate investment trust
                                    listed on the New York Stock Exchange. From the time of its inception in 1997 until the time of its sale in January 1999, Mr.
                                    Tompkins served as chairman of the board of Automotive Realty Trust Company of America.
                                    From 1988 to 1996, he served as chief
                                    financial officer and senior vice president and chief information, administrative and accounting officer of Enron Corp. Mr.
                                    Tompkins began his career at Arthur Young &
                                    Company and later joined Arthur Andersen
                                    LLP, where he was elected to the partnership in 1981. Mr. Tompkins is a certified public accountant.


BOARD MEETINGS

         The board met once during our 1999 fiscal period. All of the directors attended this meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

         There were no committees of the board of directors in our 1999 fiscal year. Effective on January 1, 2000, the board of directors established an audit committee and a compensation committee.

AUDIT COMMITTEE
Members:                            Jack I. Tompkins (Chairman)
                                    Kelly V. Kirker
Functions:                          Makes recommendations concerning the
                                    engagement of our independent auditors,
                                    reviews with our independent auditors the plans and results of the audit engagement, approves professional services provided by our independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls.

COMPENSATION COMMITTEE
Members:                            Paul Thayer (Chairman)
                                    George A. Roberts
Functions:                          Determines compensation for executive
                                    officers and administers our stock option and stock purchase plans.

BOARD COMPENSATION

         Under our 1999 Director Option Plan, which was adopted on March 26, 1999, each of our outside directors who is not also one of our employees is entitled to receive options to purchase 15,000 shares of our common stock on the date he or she becomes a director. The greater of 1/8th or 1/48th of the shares subject to the option times the number of months that the outside director has served on the board vest on the six-month anniversary of the date of grant. After the six-month anniversary of the date of grant, the remainder vest monthly. Each outside director also receives options to purchase 1,000 shares of common stock at each of our annual meetings of stockholders if, on the date of the meeting, he or she has served on the board for at least six months. These options have a term of ten years, and are exercisable at the fair market value of our common stock on the date of grant. We have not, however, granted our outside directors any options to purchase shares of our common stock.


                                EXECUTIVE OFFICERS

         All executive officers are elected annually, and serve at the discretion of, the board. Our executive officers are as follows:


NAME                      AGE    POSITION                           RECENT BUSINESS EXPERIENCE
----                      ---    --------                           --------------------------
Hunter M.A. Carr          51     Chairman of the Board of           Mr. Carr is the founder of National Law Library
                                 Directors, President and Chief     and has served as its chairman of the board and
                                 Executive Officer since March 30,  president since its founding in November 1998.
                                 1999                               From April 1994 until July 1999, Mr. Carr
                                                                    served as chairman of the board and chief
                                                                    executive officer of ITIS, Inc., a company in
                                                                    which he is the sole stockholder. In July 1999,
                                                                    Mr. Carr resigned as chief executive officer of
                                                                    ITIS, but continues to serve as its chairman of
                                                                    the board and remains its sole stockholder.

Malcolm F. McNeill        52     Chief Financial Officer since      Prior to joining us, since November 1994, Mr.
                                 September 1, 1999                  McNeill provided financial consulting services
                                                                    as sole proprietor to publicly and privately
                                                                    owned companies in the Houston area. Prior to
                                                                    1994, he served in various financial and
                                                                    management positions with companies engaged in
                                                                    natural gas transportation, independent power
                                                                    development, and oil and gas exploration and
                                                                    production. Earlier, Mr. McNeill served for
                                                                    nearly seven years on the audit staff of Price
                                                                    Waterhouse LLP. He is a certified public
                                                                    accountant.

Robert Sarlay             54     Vice President-Special Programs    Prior to joining us, from October 1998 until
                                 and Shareholder Relations since    July 1999, Mr. Sarlay was the manager of
                                 July 1999                          marketing for ITIS and provided marketing and
                                                                    shareholder services on a contract basis to us
                                                                    and to National Law Library. From August 1997
                                                                    to October 1998, Mr. Sarlay was the
                                                                    owner/operator of three restaurants in the
                                                                    Houston area. From 1993 to 1997, he served as
                                                                    the president of Advanced Care Centers of
                                                                    America, LLC, an operator of nursing home
                                                                    facilities in Texas. Mr. Sarlay was the vice
                                                                    president commercial division of Asset
                                                                    Partners, Inc., an operator of commercial
                                                                    office buildings in the Houston area. Prior to
                                                                    1991, Mr. Sarlay served as an operations and
                                                                    executive officer of various companies engaged
                                                                    in long-term care, medical management,
                                                                    apartment development and management, and
                                                                    convenience store operations.

                                       7


Edward P. Stevens         51     Vice President for Mergers &       From 1998 to 1999, Mr. Stevens served as sales
                                 Acquisitions since November 1999   engineer for StorNet, Inc.  Prior to that time,
                                                                    from 1997 to 1998, he served as integration
                                                                    sales consultant for Computer Tech, Inc. From
                                                                    1995 to 1997, Mr. Stevens served as acting
                                                                    president and national account manager for
                                                                    Executive Database Controls.

Carol A. Wilson           57     Corporate Secretary since June     From September 1995 to April 1999, Ms. Wilson
                                 1999                               served as the legal secretary and personal
                                                                    assistant to John M. O'Quinn, P.C. From 1980 to
                                                                    1995, she was the legal secretary to Joe H.
                                                                    Reynolds. Since 1985, Ms. Wilson has been an
                                                                    active member and speaker in various state and
                                                                    national legal secretarial and paralegal
                                                                    organizations. She is the author of PLAIN
                                                                    LANGUAGE PLEADINGS (Prentice Hall 1996), and
                                                                    has been published in national trade journals
                                                                    and other publications.

OTHER SIGNIFICANT EMPLOYEES

         The following sets forth information significant employees who are not executive officers but who make or are expected to make significant contributions to our business.

NAME                      AGE    POSITION                           RECENT BUSINESS EXPERIENCE
----                      ---    --------                           --------------------------
David P. Harriman         51     President of National Law          In 1996, Mr. Harriman founded, Brief Reporter
                                 Library since November 1999        LLC, a publishing start-up with a database of
                                                                    appellate briefs for attorneys on their Internet.
                                                                    Prior to that time, Mr. Harriman served in various
                                                                    positions at The Mithie Company, most recently as
                                                                    president and chief executive officer from 1989 to
                                                                    1996.

Charles F. Dunbar         51     Vice President-Sales of National   From April 1999 to June 30, 1999, Mr. Dunbar
                                 Law Library since July 1999        was an employee of ITIS. From April 1995 to April
                                                                    1999, he was the chief executive officer and
                                                                    president of Image Vault, a sales and marketing
                                                                    consulting firm based in Houston, Texas. From 1990
                                                                    to 1995, Mr. Dunbar served as vice president of
                                                                    sales for MLSI, Inc., a company owned by Mr. Carr,
                                                                    and then as vice president of sales for ITIS.

Kara A. Kirker            36     Chief Financial Officer and        Prior to joining us, Ms. Kirker provided services
                                 Treasure of National Law           to National Law Library on a contract basis as an
                                 Library since October 1, 1999      officer of ITIS. From January 1994 until National
                                                                    Law Library's inception in November 1998, Ms. Kirker
                                                                    served as the controller and treasurer of ITIS, in
                                                                    which positions she continue to serve. From 1981 to
                                                                    1994, Ms. Kirker served as assistant treasurer of
                                                                    Stone & Webster Oil Company, Inc. in the revenue
                                                                    accounting area.

FAMILY RELATIONSHIPS

         Kara A. Kirker is a niece by marriage of Hunter M.A. Carr and is married to Kelley V. Kirker. There are no other family relationships among any of our directors or executive officers.

                             EXECUTIVE COMPENSATION

         Each of Mr. Carr, Mr. Sarlay, Mr. Dunbar, and Ms. Kirker is currently an officer of Internet Law Library or National Law Library, one of our wholly owned subsidiaries, and was, until July 1, 1999, an employee of ITIS, Inc., a corporation wholly-owned by Mr. Carr. Effective beginning in March 1999, National Law Library and ITIS operated under a management and financial services agreement under which ITIS provided accounting, staffing, and procurement services and office space to National Law Library. Under the agreement, we paid ITIS for staffing services at 125% of cost. Under a personal services contract between National Law Library and Mr. Carr covering executive services, marketing and business development, public relations, and general management, which became effective in November 1998, Mr. Carr received $55,400 for services performed during our 1999 fiscal period.

         We did not grant any stock appreciation rights during our 1999 fiscal period.

         The following table summarizes the compensation paid by us directly to A.W. Dugan, who served as our chief executive officer until March 30, 1999, and either directly to or indirectly under the management and financial services agreement for services performed by Mr. Carr, who began service as our chief executive officer on March 30, 1999. Neither we nor any of our subsidiaries paid any employee an annual salary and bonus exceeding $100,000 during our 1999 fiscal period.



                                                SUMMARY COMPENSATION TABLE

                              Annual Compensation                            Long Term Compensation
                           -------------------------          ----------------------------------------------
                                                                                 Awards              Payouts
                                                          Other      -----------------------------   -------      All
                                                          annual      Restricted     Securities                  other
Name and                                                  compen-       Stock        underlying         LTIP     compen-
principal position         Year    Salary    Bonus        sation       Awards          options        Payouts    sation
--------------------       ----   --------  -------       ------     -------------  --------------    -------    ------
Hunter M.A. Carr           1999     $-0-     $-0-       $55,400 (1)      $-0-             -0-          $-0-       $-0-
  Chairman of the          1998      -0-      -0-          -0-            -0-             -0-           -0-        -0-
  Board, President and     1997      -0-      -0-          -0-            -0-             -0-           -0-        -0-
  Chief Executive
  Officer
A.W. Dugan                 1999     $-0-     $-0-         $-0-           $-0-             -0-          $-0-       $-0-
  Former Chairman of       1998      -0-      -0-          -0-            -0-             -0-           -0-        -0-
  the Board and            1997      -0-      -0-          -0-            -0-             -0-           -0-        -0-
  President

--------------------

(1) Mr. Carr was compensated solely pursuant to a personal services contract during our 1999 fiscal period.

         The following table sets forth the grants of stock options made to Mr. Carr during our 1999 fiscal period. No stock options were granted to Mr. Dugan during this period.



                                           OPTION GRANTS IN LAST FISCAL YEAR
                                                    Individual Grants
                                 ----------------------------------------------------------
                                                  Percent of
                                 Number of        total
                                 securities       options
                                 underlying       granted to
                                 options          employees    Exercise or
                                 granted          in fiscal     base price   Expiration
NAME                             (1)              year (2)      ($/share)       date           Grant date value (3)
----                             ---------        --------     -----------    --------         --------------------
Hunter M.A. Carr                 1,250,000          100%          $3.00       4/11/09                $1,210,991

--------------------------

(1)  All such options vested on April 12, 1999, the date of grant.

(2)  Excludes 1,000,000 granted to a director during our 1999 fiscal period.

(3) We used the Black-Scholes option valuation model to determine the option value on date of grant. Using the Black-Scholes model, we have assumed an expected volatility factor of 287%, a 6% risk-free rate of return, a dividend yield of zero, and a term for exercising the option of 10 years. The actual value, if any, a person may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Stock appreciation gains do not represent our estimate or projection of the future price of our common stock.

         The following table sets forth information concerning the number and value of securities underlying unexercised options held on June 30, 1999. Neither Mr. Carr nor Mr. Dugan exercised stock options during our 1999 fiscal period.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                Number of securities underlying           Value of unexercised in-the-money
                             unexercised options at fiscal year end        options at fiscal year-end (1)
                             --------------------------------------       ---------------------------------
Name                          Exercisable          Unexercisable           Exercisable       Unexercisable
----                          -----------          -------------           -----------       -------------
Hunter M.A. Carr               1,250,000                 --                    --                   --
A.W. Dugan                         --                    --                    --                   --

----------------------------

(1) Based on the difference between the option exercise price and the closing sale price of $1.875 of our common stock as reported on the over-the-counter bulletin board on June 30, 1999, the last trading day in our 1999 fiscal period, multiplied by the number of shares underlying the options.

                        REPORT ON EXECUTIVE COMPENSATION

         We did not have a compensation committee during our 1999 fiscal period. During this period, our entire board of directors administered our compensation program.

OBJECTIVES

         Our executive compensation program aimed to:

         - support our business objectives to produce consistent earnings growth;

         -        attract, reward, motivate and retain talented executives;

         -        tie compensation to our financial performance; and

         -        link executives' goals with stockholders' interests.

COMPENSATION

         During our 1999 fiscal period, all of our executives, except for Hunter M.A. Carr, our chairman of the board, president and chief executive officer, were paid by ITIS under the terms of a management agreement. We paid Mr. Carr as an independent contractor under the terms of a personal services contact. The personal services contract was terminated as of July 1, 1999.

         We granted options to purchase common stock to Mr. Carr to further our objective of linking executives' goals with those of our stockholders. In making this grant, the board did not allocate a fixed percentage of compensation to these elements, nor did the board use specific qualitative or quantitative measures or factors in assessing individual performance.

LONG-TERM COMPENSATION

         Because today's business decisions affect us over a number of years, long-term incentive awards are tied to our performance and the long-term value of our stock. Grants of options to purchase common stock are an important part of our compensation plan. An executive who receives grants only gains when stockholders gain--when the value of our stock goes up. During fiscal 1999, the board did not follow any firmly established formula for the issuance of option grants. Instead, grants were made based on an assessment of corporate performance and the executive's performance.

         The board granted options to purchase 1,250,000 shares of our common stock to Mr. Carr during our 1999 fiscal period. The board did not grant options to any other employee in this period. These options are exercisable for ten years.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The grant of options to Mr. Carr was based on a variety of factors, including the identification of, and initiation of discussions with, potential acquisition candidates.

         Pursuant to the proxy rules, this section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into any of our SEC filings.

                                               THE BOARD OF DIRECTORS
                                               Hunter M.A. Carr
                                               Kelley V. Kirker
                                               Joe H. Reynolds
                                               Jack I. Tompkins

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Hunter M.A. Carr, our chairman of the board, president and chief executive officer, and Kelley V. Kirker, who was one of our vice presidents until July 13, 1999, participated in deliberations of our board concerning executive officer compensation during our 1999 fiscal period.

                             STOCK PERFORMANCE GRAPH

         SEC rules require proxy statements to contain a performance graph comparing the performance of our common stock against a broad equity market index and against either a published industry or line-of-business index or group of peer issuers. We chose the Nasdaq Composite Index as the relevant broad equity market index and Goldman Sachs Technology Internet Index as the relevant line-of-business index. The graph assumes the investment of $100 on April 1, 1999, the date our common stock was first listed.



                                    [Graph]


                                                                            Period Ended
                                           --------------------------------------------------------------------------------

                   INDEX                         4/1/99   4/16/99   4/30/99   5/14/99   5/28/99   6/11/99   6/24/99    6/30/99
   ----------------------------------------      ------   -------   -------   -------   -------   -------   -------    -------
Internet Law Library                             100.00    583.33    366.67    383.33    494.57    358.33    341.67    250.00
Goldman Sachs Technology Internet Index          100.00    102.56    102.40     96.25     87.71     73.68     82.02     87.88
Nasdaq Composite Index                           100.00     99.63    101.98    101.38     99.08     98.18    102.43    107.73

                                 STOCK OWNERSHIP

         The following table shows how many shares of our common stock were owned by our directors and A.W. Dugan, who served as our chief executive officer until March 30, 1999, as of December 31, 1999. The following table also shows how many shares were owned by beneficial owners of more than 5% of our outstanding shares of common stock as of December 31, 1999. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

         The mailing address for each person identified below is c/o Internet Law Library, Inc., 4301 Windfern Road, Suite 200, Houston, Texas, 77041.


                                                        Shares Beneficially           Percentage of
                                                               Owned              Outstanding Shares (1)
                                                       ----------------------  -----------------------------
Name
----
Hunter M.A. Carr...................................       15,477,500 (2)                 59.1%
Eugene A. Cernan...................................                0                        0%
Kelley V. Kirker...................................          200,000 (3)                   *
Joe H. Reynolds....................................           15,000                       *
George A. Roberts..................................                0                        0%
Paul Thayer........................................          480,000                      1.9%
Jack I. Tompkins...................................        2,905,000 (4)                 11.2%
A.W. Dugan.........................................        1,080,091 (5)                  4.3%
All executive officers and directors as a group
      (11 persons) ................................       19,122,500 (6)                 70.4%

-------------------------

*        Less than 1%.

(1) Percentage of beneficial ownership is based on 24,920,991 shares of common stock outstanding as of December 31, 1999. In computing an individual's beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable as of or within 60 days of December 31, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.

(2) Includes options to purchase 1,250,000 common shares that are currently exercisable and 600,000 shares held by a limited partnership of which Mr. Carr is the general partner, for the benefit of Mr. Carr's children.

(3) Includes 100,000 shares held by Mr. Kirker's spouse, as to which Mr. Kirker disclaims beneficial ownership.

(4) Includes options to purchase 1,000,000 common shares that are currently exercisable.

(5) Includes 120,000 shares held by Anglo Exploration Corp., which is controlled by Mr. Dugan.

(6) Includes options to purchase 2,250,000 common shares that are currently exercisable.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Hunter M.A. Carr, our chairman of the board of directors, chief executive officer and president, is also the sole stockholder of ITIS, Inc. ITIS and Mr. Carr provided a variety of services to National Law Library prior to the merger with us, and continued to provide the same services through June 30, 1999. Set forth below is a summary of the agreements between National Law Library, ITIS, and Mr. Carr.

         In December 1998, National Law Library and ITIS entered into a continuing service agreement under which ITIS provides database content to National Law Library. Under the terms of this agreement, ITIS provides National Law with data files containing case law and statutes that are in the public domain together with coding and proprietary editing services covering these data files. National Law Library is charged $.65 per 1,000 characters for those data files that satisfy certain prescribed quality control requirements. Under the agreement, National Law Library is obligated for a three-year period to provide ITIS with minimum orders for data files containing an aggregate of 750 million characters per month. However, pricing under this agreement is to reflect market prices for comparable work, and National Law Library may select another vendor should ITIS's prices not be competitive. During the 1999 fiscal period, National Law Library incurred charges totaling approximately $691,500 for data files containing case law, and, at June 30, 1999, National Law Library owed $115,700 to ITIS under this agreement.

         Effective beginning in March 1999, National Law Library and ITIS operated under a management agreement. Under this agreement, ITIS provided accounting, staffing, and procurement services and office space to National Law Library. Accounting services were charged at the rate of $85 per hour, staffing services were charged at 125% of cost, office supplies, equipment, and telephone services were charged at 120% of cost, and office space rental was based on 120% of cost. In addition, ITIS was entitled to charge a $3,600 monthly management fee under the agreement. During the 1999 fiscal period, National Law Library incurred charges totaling approximately $298,831, and, at June 30, 1999, National Law Library owed ITIS $97,800 under the agreement.

         Effective in December 1998, National Law Library entered into an agreement with ITIS to receive software development and consulting services for its database and retrieval. As of December 31, 1999, no work had been performed or billed to National Law Library under this agreement.

         Effective in November 1998, National Law Library and Mr. Carr entered into a personal service contract. During the 1999 fiscal period, National Law Library incurred total charges of $55,400 under this agreement. The agreement was terminated on July 1, 1999 when Mr. Carr became one of our salaried officers.

         Since November 1998, National Law Library has received co-location and rack space for its Internet servers from an affiliated company in which Mr. Carr was a member of the board of directors and is a major stockholder. Under a three-year agreement, National Law Library makes monthly payments of $3,000. During the 1999 fiscal period, National Law Library was billed charges of $24,000 under this agreement, and, at June 30, 1999, had recorded a payable of $12,000 to this affiliated company. The parties to this agreement are negotiating a new monthly rate, a portion of which may be allocated to months earlier than June 1999.

         Our predecessor, Planet Resources, Inc., paid approximately $70,000 for accounting and management services and rent to a company controlled by A.W. Dugan, the then chairman of the board of directors and president and a significant stockholder of Planet Resources.

                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         We believe, based solely on a review of the copies of reports furnished to us during our 1999 fiscal year, that all SEC filing requirements applicable to our directors, officers, and holders of more than 10% of the outstanding shares of our common stock were complied with during that period, except for the following:

                                                                                      Number of
Name                                  Title                        Late Report        Transactions
----                           -----------------------             -----------        ------------
Hunter M.A. Carr            Chairman of the Board,Chief              Form 4                4
                            Executive Officer and President

Jack I. Tompkins            Director                                 Form 4                2

                APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                             (ITEM 2 ON PROXY CARD)

         Effective as of December 22, 1999, our board of directors adopted resolutions that approve and adopt an amended and restated certificate of incorporation and that recommend that our stockholders approve the proposed amended and restated certificate of incorporation at the annual meeting. Adoption of the amended and restated certificate of incorporation requires the affirmative vote of the holders of at least 75% of the shares of our common stock voted at the annual meeting. If the amended and restated certificate of incorporation is approved at the annual meeting, we intend to file it with the Delaware Secretary of State as soon as possible. The amended and restated certificate of incorporation will become effective upon this filing.

         The complete text of the amended and restated certificate of incorporation is attached to this proxy statement as Annex A. A description of the principal changes resulting from the restatement are set forth below. The description is subject to the full text of the amended and restated certificate of incorporation. We urge you to read the entire text carefully.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.


                    CURRENT CERTIFICATE                                  AMENDED AND RESTATED CERTIFICATE

                               NUMBER OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

The current certificate of incorporation provides that we           The amended and restated certificate of incorporation
may issue up to 31,000,000 shares, consisting of up to              would permit us to issue up to 150,000,000 shares,
30,000,000 shares of common stock and up to 1,000,000               consisting of up to 100,000,000 shares of common stock
shares of preferred stock.                                          and 50,000,000 shares of preferred stock.

As of December 31, 1999, we had 24,920,991 shares of common         Under Delaware law, the board generally may
stock outstanding and a total of 3,045,000 shares reserved for      issue authorized but unissued shares of common
future grant or for issuance upon the exercise of outstanding       and preferred stock without your approval. The
options under our stock option plans, employee stock purchase       board does not currently intend to seek your
plans, and other options and rights to acquire common stock we      approval prior to any future issuance of
assumed in connection with past acquisitions. We have no shares     additional shares of common or preferred stock,
of preferred stock outstanding.                                     unless stockholder action is required in a
                                                                    specific case by applicable law, the rules of
                                                                    any exchange or market on which our securities
                                                                    may then be listed, or our certificate of
                                                                    incorporation or bylaws then in effect.


                                                                    The additional authorized shares of common
                                                                    stock would have all the rights and privileges
                                                                    that the presently outstanding shares of common
                                                                    stock possess. The board is entitled to
                                                                    determine the dividend rates, conversion
                                                                    prices, voting rights, redemption prices, and
                                                                    other rights, privileges, and preferences of
                                                                    any shares of preferred stock that are issued
                                                                    in the future. The increase in authorized
                                                                    shares would not immediately affect the terms
                                                                    or rights of holders of existing shares of
                                                                    common stock. All outstanding shares would
                                                                    continue to have one vote per share on all
                                                                    matters to be voted on by you, including the
                                                                    election of directors.

                                                                    We do not have any present plans to issue
                                                                    additional shares of common or preferred stock,
                                                                    except for shares that may be issued in
                                                                    acquisitions that may be negotiated and
                                                                    consummated in the future and under our stock

                                       15


                    CURRENT CERTIFICATE                                  AMENDED AND RESTATED CERTIFICATE

                                                                    option plans, employee stock purchase plans,
                                                                    and other options and rights to acquire common
                                                                    stock we assumed in connection with past
                                                                    acquisitions.

AS WE IMPLEMENT OUR STRATEGIC GROWTH PLAN, WE ANTICIPATE THAT WE ARE LIKELY TO MAKE ACQUISITIONS USING STOCK. WE ALSO ANTICIPATE THAT SHARES OF COMMON STOCK WILL CONTINUE TO BE ISSUED UNDER OUR STOCK OPTION AND STOCK PURCHASE PLANS. WE MAY ALSO USE THE ADDITIONAL AUTHORIZED SHARES FOR OTHER PURPOSES, INCLUDING THE ISSUANCE OF STOCK TO OBTAIN ADDITIONAL CAPITAL OR THE ISSUANCE OF STOCK IN CONNECTION WITH STOCK DIVIDENDS, STOCK SPLITS, OR OTHER EQUITY COMPENSATION OR EMPLOYEE BENEFIT PLANS THAT WE MAY ADOPT IN THE FUTURE.

IF WE ISSUE ADDITIONAL AUTHORIZED SHARES IN THE FUTURE, EXCEPT IN THE CASE OF A STOCK SPLIT OR STOCK DIVIDEND, YOUR EXISTING PERCENTAGE EQUITY OWNERSHIP AND VOTING INTEREST WILL DECREASE AND THE EARNINGS PER SHARE AND BOOK VALUE PER SHARE OF YOUR OUTSTANDING STOCK OWNERSHIP WILL BE DILUTED. YOU DO NOT HAVE PREEMPTIVE RIGHTS WITH RESPECT TO THE ISSUANCE OF ADDITIONAL SHARES OF COMMON OR PREFERRED STOCK.

IN SOME INSTANCES, AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON AND PREFERRED STOCK COULD HAVE AN ANTI-TAKEOVER EFFECT BY MAKING IT MORE DIFFICULT FOR A THIRD PARTY TO OBTAIN CONTROL OF US AND REMOVE INCUMBENT MANAGEMENT BY MEANS OF A TENDER OFFER, MERGER, OR OTHER TRANSACTION. FOR EXAMPLE, IF WE ISSUE ADDITIONAL SHARES, WE WOULD DILUTE THE EQUITY INTEREST AND VOTING POWER OF A THIRD PARTY WHO IS ATTEMPTING TO OBTAIN CONTROL OF US. BY POTENTIALLY DISCOURAGING THE INITIATION OF AN ATTEMPT BY A THIRD PARTY TO OBTAIN CONTROL OF US, THE PROPOSED INCREASE IN THE AUTHORIZED NUMBER OF SHARES COULD LIMIT YOUR ABILITY TO DISPOSE OF YOUR SHARES AT THE HIGHER PRICES THAT ARE SOMETIMES AVAILABLE IN TAKEOVER ATTEMPTS OR SIMILAR TRANSACTIONS.

THE BOARD IS NOT PROPOSING AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES IN RESPONSE TO ANY KNOWN EFFORT TO OBTAIN CONTROL OF US. THE BOARD DOES NOT PRESENTLY INTEND TO ADOPT OR PROPOSE OTHER ANTI-TAKEOVER PROVISIONS NOT DESCRIBED IN THIS PROXY STATEMENT.

THE BOARD OF DIRECTORS BELIEVES THAT THE ADDED FLEXIBILITY OF HAVING ADDITIONAL SHARES AVAILABLE FOR THESE PURPOSES, WITHOUT THE EXPENSE AND DELAY OF OBTAINING STOCKHOLDER APPROVAL AT THE TIME OF ISSUANCE, FAR OUTWEIGHS THE DISADVANTAGES DESCRIBED ABOVE.


             CHANGES IN THE SIZE OF AND FILLING VACANCIES ON THE BOARD OF DIRECTORS
Under our current certificate of incorporation, the board            Under the amended and restated certificate of
by a vote  of at least two-thirds of the directors then in           incorporation, the vote required to take these
office may:                                                          actions by a vote of a majority would be reduced
                                                                     from two-thirds of the directors then in office
                                                                     to a majority of the directors then in office.

-        decrease or increase the number of directors;

-        fill vacancies on the board of directors; and

-        appoint directors to fill newly created directorships.


EFFECTIVE JANUARY 1, 2000, OUR BOARD OF DIRECTORS WAS EXPANDED FROM FOUR TO SEVEN DIRECTORS, AND GEORGE A. ROBERTS, PAUL THAYER, AND EUGENE A. CERNAN WERE APPOINTED TO FILL THE VACANCIES ON THE BOARD. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED CHANGE TO OUR CURRENT CERTIFICATE OF INCORPORATION TO REDUCE THE VOTE REQUIRED TO MAKE FURTHER CHANGES TO THE SIZE OF THE BOARD AND TO APPOINT NEW DIRECTORS SHOULD INCREASE BOARD DEMOCRACY. THE PROPOSED CHANGE IS ALSO CONSISTENT WITH DELAWARE LAW, WHICH PERMITS CHANGES IN THE NUMBER OF DIRECTORS AND VACANCIES ON THE BOARD TO BE FILLED BY A MAJORITY OF THE DIRECTORS THEN IN OFFICE, EVEN THOUGH LESS THAN A QUORUM. DELAWARE LAW ALSO PROVIDES THAT IF, AT THE TIME OF FILLING ANY VACANCY, THE DIRECTORS THEN IN OFFICE CONSTITUTE LESS THAN A MAJORITY OF THE BOARD, AS CONSTITUTED IMMEDIATELY PRIOR TO ANY SUCH INCREASE, THE DELAWARE COURT OF CHANCERY MAY, UPON APPLICATION OF ANY HOLDER OR HOLDERS OF AT LEAST 10% OF THE TOTAL NUMBER OF SHARES AT THE TIME OUTSTANDING HAVING THE RIGHT TO VOTE FOR DIRECTORS, SUMMARILY ORDER A SPECIAL ELECTION TO BE HELD TO FILL ANY SUCH VACANCY OR TO REPLACE DIRECTORS CHOSEN BY THE BOARD TO FILL SUCH VACANCIES.


WE DO NOT CURRENTLY HAVE ANY AGREEMENT OR PLAN WITH RESPECT TO INCREASING OR DECREASING THE SIZE OF THE BOARD OF DIRECTORS.

                                            REMOVAL OF DIRECTORS
Our current certificate of incorporation provides that    The amended and restated certificate of incorporation
holders of at least 75% of the voting power of our        does not contain a provision regarding removal of
outstanding capital shares entitled to vote generally     directors. Removal of directors would therefore be
in the election of directors may remove any director      governed by Delaware law applicable to corporations,
or all of the directors of a single class (but not the    such as us, that have a classified board of directors.
entire board of directors) at any time only for cause.    Under Delaware law, a director of a corporation with
                                                          a classified board of directors may be removed only for
                                                          cause by the holders of a majority of our shares
                                                          entitled to vote at an election of directors.


THE PROPOSED CHANGE TO OUR CURRENT CERTIFICATE OF INCORPORATION IS INTENDED TO ENHANCE OUR STOCKHOLDERS' RIGHTS TO REMOVE
DIRECTORS BY DECREASING THE VOTE REQUIRED TO TAKE THIS ACTION. THE BOARD OF DIRECTORS BELIEVES THAT STAGGERING THE TERMS OF
DIRECTORS AND THE AMENDED PROVISIONS REGARDING REMOVAL OF DIRECTORS WILL SERVE TO MODERATE THE PACE OF ANY CHANGE OF CONTROL OF
THE BOARD AND SHOULD FACILITATE CONTINUITY AND STABILITY OF LEADERSHIP, WHICH THE BOARD BELIEVES IS IN YOUR BEST INTERESTS.

                                APPROVAL AND EVALUATION OF BUSINESS COMBINATIONS

Our current certificate of incorporation provides          The amended and restated certificate of incorporation
that a business combination with a person or entity        does not contain similar provisions. Approval of business
that owns more than 10% or more of our outstanding         combinations would therefore be governed by
stock, or someone affiliated with that a person or         Delaware law.
entity, must be approved by the holders of at least:

-        75% of our outstanding stock; and                 Delaware law generally requires that a majority of the
                                                           stockholders of both acquiring and target corporations
-        a majority of the shares of our outstanding       approve a merger or a sale of all or substantially all
         stock, not including the shares beneficially      of the assets of a corporation. Delaware law does not
         owned by the 10% owner.                           require a stockholder vote of the surviving corporation
                                                           in a merger if:

Our current certificate of incorporation also provides     -        the merger agreement does not amend the existing
that the board, when evaluating any business combination            certificate of incorporation;
or tender or exchange offer, must consider the following
factors:                                                   -        each share of stock of the surviving corporation
                                                                    outstanding before the merger is an identical share
-        the adequacy of the amount to be paid in the               after the merger; and
         transaction;
                                                           -        the number of shares to be issued by the surviving
-        the social and economic effects of the                     corporation in the merger does not exceed 20% of the
         transaction on us and our employees, customers,            shares outstanding prior to the merger.
         creditors, and  other elements of the
         communities in which we operate or are located;   Also, Section 203 of the Delaware General Corporation Law
                                                           prohibits us from engaging in a business combination with a
-        the business and financial condition and          person or entity that owns 15% or more of our outstanding
         earnings prospects of the acquirer; and           voting stock for three years following the date that the
                                                           person or entity acquired our stock. The three-year
-        the competence, experience, and integrity of the  moratorium imposed on business combinations by Section 203
         acquirer and its management.                      does not apply in a number of circumstances, including the following:

                                       17


                    CURRENT CERTIFICATE                                  AMENDED AND RESTATED CERTIFICATE

                                                           -        prior to the date that the 15% owner acquired our
                                                                    stock, the board approves either the business
                                                                    combination or the transaction that resulted in the
                                                                    person or entity acquiring our stock; or

                                                           -        after the date that the 15% owner acquired our stock,
                                                                    the board and holders of at least two-thirds of our
                                                                    voting stock not owned by the 15% owner approve the
                                                                    business combination.

                                                           Furthermore, Delaware law and our bylaws provide that we may enter into a transaction in which one of our directors or
                                                           officers has a financial interest if:

                                                           -        the material facts as to the relationship or interest
                                                                    are disclosed to the board and the board in good faith
                                                                    authorizes the transaction by the affirmative vote of
                                                                    a majority of the disinterested directors;

                                                           -        the material facts as to the relationship are disclosed
                                                                    or known to our stockholders and the transaction is
                                                                    approved in good faith by our stockholders; or

                                                           -        the transaction is fair to us as of the time it is
                                                                    approved by the board or our stockholders.

                                                           In addition, Delaware statutes and court decisions impose
                                                           fiduciary duties on directors and officers. With respect to all decisions, including those relating to business combinations,
                                                           Delaware law requires that directors act with requisite care in the discharge of their duties and protect the interests of the corporation and refrain from conduct that would injure the corporation and its stockholders or deprive them of profit or advantage.

THE PROPOSED CHANGES ARE INTENDED TO ENSURE THAT OUR BOARD'S ACTIONS ARE CONSISTENT WITH THE FIDUCIARY DUTY REQUIREMENTS UNDER
DELAWARE LAW. THIS SHOULD ENSURE THAT DIRECTORS WILL ACT IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS. THE
BOARD ALSO BELIEVES THAT THE INTERESTS OF STOCKHOLDERS CAN BE PROTECTED THROUGH A SIMPLE MAJORITY VOTE REQUIREMENT.

THE BOARD FURTHER BELIEVES THAT SECTION 203 SHOULD ENCOURAGE ANY POTENTIAL ACQUIRER TO NEGOTIATE WITH THE BOARD. SECTION 203
SHOULD BE SUFFICIENT TO LIMIT THE ABILITY OF A POTENTIAL ACQUIRER TO MAKE A TWO-TIERED BID FOR US IN WHICH ALL STOCKHOLDERS WOULD
NOT BE TREATED EQUALLY AND MAY ALSO DISCOURAGE POTENTIAL ACQUIRERS WHO ARE UNWILLING TO COMPLY WITH ITS PROVISIONS.

WE DO NOT HAVE ANY PLAN OR AGREEMENT TO ENGAGE IN ANY BUSINESS COMBINATION OF ANY KIND THAT WOULD REQUIRE YOUR APPROVAL, OR ANY
TRANSACTION IN WHICH A DIRECTOR OR OFFICER WILL HAVE A FINANCIAL INTEREST.

IT IS POSSIBLE THAT THE ELIMINATION OF THE 75% VOTING REQUIREMENT MAY ASSIST A PERSON OR GROUP IN OBTAINING CONTROL OF US.
HOWEVER, THE BOARD BELIEVES THAT OTHER PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, INCLUDING THE
STAGGERED BOARD PROVISION, AND DELAWARE LAW SHOULD PROTECT YOU AGAINST UNFAIR TAKEOVER ATTEMPTS.

                                       18


                    CURRENT CERTIFICATE                                  AMENDED AND RESTATED CERTIFICATE

                                                INDEMNIFICATION

The current certificate of incorporation provides for      The amended and restated certificate of incorporation does not
indemnification of our officers, directors, employees      contain a provision relating to indemnification. Our bylaws do,
and agents to the full extent permitted by law.            however, provide for indemnification of present and former directors, officers, employees, or agents to the full extent permitted by Delaware law. An indemnified party must have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests. With respect to criminal action, the indemnified party must have had no reasonable cause to believe that his or her conduct was illegal. In addition, our bylaws require that we are in general not obligated to indemnify any person in connection with a proceeding initiated by that person, unless authorized by the board.

DIRECTORS', OFFICERS' AND EMPLOYEES' INDEMNIFICATION RIGHTS UNDER OUR BYLAWS ARE SIMILAR TO THE RIGHTS AFFORDED IN OUR CURRENT
CERTIFICATE OF INCORPORATION. HOWEVER, OUR BYLAWS CONTAIN THE LIMITATIONS DESCRIBED ABOVE, WHICH REQUIRE THAT AN INDEMNIFIED
PARTY MUST HAVE ACTED IN GOOD FAITH AND IN A MANNER NOT OPPOSED TO OUR BEST INTERESTS. THE PROPOSED CHANGES ARE CONSISTENT WITH
DELAWARE LAW AND ARE INTENDED TO ENHANCE OUR STOCKHOLDERS' BEST INTERESTS.

                                               AMENDMENT OF OUR BYLAWS

Our current certificate of incorporation  provides that our  The amended and  restated  certificate  would permit our
bylaws may be amended by:                                    bylaws to be amended by:

-    a vote of at least two-thirds of the board of           -    a vote of at least a majority of the board of
     directors; or                                                directors; or

-    a vote of the holders of at least 75% of our            -    a vote of the holders of at least a majority
     outstanding shares.                                          of our outstanding shares.

THESE REVISIONS ARE INTENDED TO FACILITATE EITHER OUR BOARD OR OUR STOCKHOLDERS IN MAKING CHANGES TO OUR BYLAWS.

                                   AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

Our current certificate of incorporation provides       The amended and restated certificate would permit any
that any amendment to provisions of our certificate of  provision of our certificate of incorporation to be incorporation regarding the following matters requires  amended by the vote of the holders of at least a approval by holders of at least 75% of our outstanding  majority of our outstanding shares voting on the matter.
shares voting  on the matter:

- ability of stockholders to vote by written consent;

-        limitations on the calling of special
         stockholder meetings;

-        absence of cumulative stockholder voting;

- advance notice requirements for stockholder proposals and nominations for the election of directors;

-        number of directors;

                    CURRENT CERTIFICATE                                                   AMENDED AND RESTATED CERTIFICATE

-        filling vacancies on the board of directors;

-        staggered board;

-        removal of directors;

-        approval of business combinations;

-        the board's evaluation of business combinations;

-        indemnification of officers, directors, and employees;

-        limitations on directors' liability;

-         amendment of our bylaws; and

-         amendment of our certificate of incorporation.


THESE REVISIONS ARE INTENDED TO MAKE IT EASIER FOR STOCKHOLDERS TO AMEND OUR CERTIFICATE OF INCORPORATION. THIS MAY FACILITATE A CHANGE OF CONTROL TRANSACTION. IN ADDITION, THE ELIMINATION OF THE 75% VOTE REQUIREMENT WILL IMPEDE THE HOLDERS OF A MINORITY OF OUR VOTING INTERESTS TO PREVENT HOLDERS OF A MAJORITY OF OUR SHARES FROM AMENDING OUR CERTIFICATE OF INCORPORATION. WE ARE NOT AWARE OF ANY PENDING OR THREATENED EFFORTS TO OBTAIN CONTROL OF US.


                 APPROVAL OF AMENDMENT TO OUR STOCK OPTION PLAN
                             (ITEM 3 ON PROXY CARD)

         Prior to our merger with National Law Library, Planet Resources adopted the 1999 Stock Option Plan, which authorized the issuance of a total of 300,000 shares of our common stock to our or our subsidiaries' employees who are executive, administrative, professional or technical personnel who have responsibilities affecting our management, direction, development or financial success.

         Effective January 1, 2000, the plan has been administered by the compensation committee of the board of directors. Prior to that time, the plan was administered by the entire board of directors. The compensation committee, and prior to its establishment, the board, determines the employees to whom awards are granted, the number of awards granted, the exercise price of the award, the method of exercise and the specific terms and conditions of each grant, in each case subject to the terms of the plan.

         Adjustments in the number and kind of shares granted under the plan will be made if we merge or consolidate with another entity and we are the surviving corporation. In the case of a merger, reorganization or consolidation where we are not the surviving corporation or in the case of our liquidation or dissolution, all outstanding options granted under the plan will be immediately exercisable during the 30-day period following the effective date of the transaction, unless other provisions are made in connection with the transaction for assumption of the options.

         As of December 31, 1999, no options to purchase shares of our common stock were granted under the option plan, and 300,000 shares were available for future grants under the option plan.

         In December 1999, the board of directors amended the stock option plan to increase by 2,700,000, the number of shares of common stock authorized for issuance in connection with options granted under the plan, subject to your approval at the annual meeting. If this proposal is approved, the total number of shares authorized for issuance under the option plan will be 3,000,000.

         This proposal will be approved if it receives the affirmative vote of the holders of at least a majority of the shares of our common stock voted at the meeting.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR STOCK OPTION PLAN.

                        SELECTION OF INDEPENDENT AUDITORS
                             (ITEM 4 ON PROXY CARD)

         In December 1999, the board of directors changed the end of our fiscal year from June 30 to December 31. We are asking you to ratify the board's selection of Harper & Pearson Company as our independent auditors for the fiscal year ended December 31, 1999.

         Harper & Pearson Company audited our financial statements during the 1999 fiscal. In addition, Harper & Pearson Company audited the financial statements of our predecessor, Planet Resources, Inc., for three years. Representatives of Harper & Pearson Company will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

         This proposal will be approved if it receives the affirmative vote of the holders of at least a majority of our shares of common stock voted at the meeting.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE SELECTION OF HARPER & PEARSON COMPANY AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

                              STOCKHOLDER PROPOSALS

         We must receive any stockholder proposal intended for inclusion in the proxy materials for our annual meeting to be held in 2001 no later than May 15, 2000 to have your proposal included in our Proxy Statement for the 2001 Annual Meeting. You must submit your proposal in writing to our Secretary, c/o Internet Law Library, 4301 Windfern Road, Suite 200, Houston, Texas 77041.

                                  ANNUAL REPORT

         Our annual report on Form 10-K, including the amendment to the report, which includes our consolidated financial statements, is being mailed to you along with this proxy statement. To obtain a copy of any exhibit to this report or amendment, please write to:

                           Internet Law Library, Inc.
                          4301 Windfern Road, Suite 200
                              Houston, Texas 77041
                           Attention: Carol A. Wilson

                                                                         ANNEX A


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           INTERNET LAW LIBRARY, INC.

                                    ARTICLE I
                                      NAME

           The name of the Corporation is Internet Law Library, Inc.
                           (herein the "Corporation").

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

         The address of its registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III
                                     POWERS

         The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV
                                      TERM

         The Corporation is to have perpetual existence.

                                    ARTICLE V
                                  CAPITAL STOCK

         The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 150,000,000 of which 100,000,000 are to be shares of common stock, $.001 par value per share, and of which 50,000,000 are to be shares of preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         A. COMMON STOCK. Except as provided in this Certificate, the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

         Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

         B. PREFERRED STOCK. Except as provided in this Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

         (1) the distinctive serial designation and the number of shares constituting such series;

         (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

         (3) the voting powers, full or limited, if any, of the shares of such series;

         (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

         (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

         (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

         (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

         (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

         (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

         Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

                                   ARTICLE VII
                              REPURCHASE OF SHARES

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

                                  ARTICLE VIII
                   MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

         A. Any action required or permitted by law to be taken at any annual or special meeting of stockholders of the Corporation may be effected by written consent of stockholders in lieu of a meeting of stockholders.

         B. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings, but such special meetings may not be called by another person or persons.

         C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

         D. Meetings of stockholders may be held at such place as the bylaws may provide.

                                   ARTICLE IX
                      NOTICE FOR NOMINATIONS AND PROPOSALS

         A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

         B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

         C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

                                    ARTICLE X
                                    DIRECTORS

         A. NUMBER, VACANCIES. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of the majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

         B. CLASSIFIED BOARD. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

                                   ARTICLE XI
                                 INDEMNIFICATION

         The Corporation shall have the power to indemnify the persons in the actions, suits or proceedings in each case as from time to time provided in the bylaws of the Corporation.

                                   ARTICLE XII
                       LIMITATIONS ON DIRECTORS' LIABILITY

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE XIII
                               AMENDMENT OF BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of a majority of the entire board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon, or, as set forth above, by the board of directors.

                                   ARTICLE XIV
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.

                           INTERNET LAW LIBRARY, INC.
                        FORM OF PROXY FOR ANNUAL MEETING
                          TO BE HELD FEBRUARY 28, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Hunter M.A. Carr or Malcolm F. McNeill, or either of them, proxies of the undersigned, with full powers of substitution to vote all of the shares of common stock of Internet Law Library, Inc. that the undersigned is entitled to vote at the annual meeting to be held on February 28, 2000 and at any adjournment thereof, and authorizes and instructs said proxies to vote as set forth on the reverse side.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN
                    PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
                                                             Nominees:
1.   Election of Directors Instruction:    FOR   WITHHOLD    ---------
     To withhold authority to vote for     / /   AUTHORITY   Hunter M. A. Carr
     any individual nominee, write in             FOR ALL    Kelley V. Kirker
     that nominee's name on the lines            NOMINEES    George A. Roberts
     below.                                        / /

     ----------------------------------

     ----------------------------------

     ----------------------------------

2.   Approval and adoption of the          FOR      AGAINST      ABSTAIN
     Amended and Restated Certificate      / /        / /          / /
     of Incorporation


3.   Approval of the amendment to the      FOR      AGAINST      ABSTAIN
     1999 Stock Option Plan to increase    / /        / /          / /
     by 2,700,000 the number of shares
     of common stock authorized for
     issuance thereunder.

4.   Ratification of the appointment of    FOR      AGAINST      ABSTAIN
     Harper & Pearson Company as           / /        / /          / /
     independent auditors.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

                                    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR
                                    BY FACSIMILE TO (713) 462-7519.

                                    -------------------------------
                                    Signature

                                    Dated: __________________, 2000
                                    NOTE: Please sign name exactly as it appears on the share certificate. Only one of several joint owners need to sign. Fiduciaries should give full title.